Exhibit 99.6

                       GE CAPITAL MORTGAGE SERVICES, INC.

                           DISTRIBUTION DATE STATEMENT

                                   AUGUST 1997

                   REMIC Multi-Class Pass-Through Certificates

                                  Series 1997-3

     Pursuant to the Pooling and Servicing Agreement dated as of March 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     The amounts below (other than for Class R) are for a Single Certificate of $1,000:

1.   The amount of such distribution allocable to principal:

     Class 3-A1....$     99.58814526    Class 3-A13...$       0.00000000
     Class 3-A2....$      0.00000000    Class 3-A14...$      10.41343993
     Class 3-A3....$      0.00000000    Class 3-A15...$       0.00000000
     Class 3-A4....$      0.00000000    Class 3-PO....$       0.98594138
     Class 3-A5....$      0.71068580    Class 3-M.....$       0.71068532
     Class 3-A6....$      0.71068559    Class 3-B1....$       0.71068625
     Class 3-A7....$     21.64935149    Class 3-B2....$       0.71068625
     Class 3-A8....$      0.00000000    Class 3-B3....$       0.71068610
     Class 3-A9....$      0.00000000    Class 3-B4....$       0.71068759
     Class 3-A10...$      0.00000000    Class 3-B5....$       0.71067887
     Class 3-A11...$      0.00000000    Class 3-R.....$       0.00000000
     Class 3-A12...$      0.00000000

2. Principal Prepayments included in the above principal distribution (including the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to Section 2.02, 2.03 (b) or 3.16, respectively, and any amounts deposited pursuant to Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03(a), the proceeds of which are being distributed on such Distribution Date):

     Class 3-A1....$     93.67844417    Class 3-A13...$       0.00000000
     Class 3-A2....$      0.00000000    Class 3-A14...$       9.79549171
     Class 3-A3....$      0.00000000    Class 3-A15...$       0.00000000
     Class 3-A4....$      0.00000000    Class 3-PO....$       0.92743423
     Class 3-A5....$      0.66851270    Class 3-M.....$       0.00000000
     Class 3-A6....$      0.66851250    Class 3-B1....$       0.00000000
     Class 3-A7....$     20.36464842    Class 3-B2....$       0.00000000
     Class 3-A8....$      0.00000000    Class 3-B3....$       0.00000000

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     Class 3-A9....$      0.00000000    Class 3-B4....$       0.00000000
     Class 3-A10...$      0.00000000    Class 3-B5....$       0.00000000
     Class 3-A11...$      0.00000000    Class 3-R.....$       0.00000000
     Class 3-A12...$      0.00000000

3. The amount of such distribution to the Certificateholders of each class, allocable to Interest:

     Class 3-A1....$      5.27296722    Class 3-A13...$       0.00000000
     Class 3-A2....$      6.25000000    Class 3-A14...$       5.99369529
     Class 3-A3....$      6.25000000    Class 3-A15...$       6.24999961
     Class 3-A4....$      6.25000000    Class 3-M.....$       6.23254754
     Class 3-A5....$      6.23254820    Class 3-B1....$       6.23254766
     Class 3-A6....$      6.23254811    Class 3-B2....$       6.23254766
     Class 3-A7....$      6.03760391    Class 3-B3....$       6.23252466
     Class 3-A8....$      6.25000000    Class 3-B4....$       6.23248132
     Class 3-A9....$      6.25000000    Class 3-B5....$       6.23253665
     Class 3-A10...$      6.25000000    Class 3-R.....$       0.00000000
     Class 3-A11...$      6.25000000    Class 3-S.....$       0.26368475
     Class 3-A12...$      6.25000000

4.   Accrual Amount:

          Class A13...............               $      50,495.52


5.   The amount of  servicing  compensation  received by the Company  during the
     month preceding the month of distribution:........$             91,205.13

     The amounts below are for the aggregate of all Certificates.

6.   The  Pool  Scheduled  Principal  Balances  of  each  Mortgage  Pool  on the preceding  Due Date after giving effect to all  distributions  allocable to
     principal made on such Distribution Date:.........$        432,795,220.34

     The aggregate number of Mortgage Loans included in the Scheduled  Principal
     Balance set forth above:..........................                  1,523

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7.   The Class  Certificate  Principal Balance of each Class and the Certificate
     Principal Balance of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such Distribution Date:

                             Class Certificate                  Single
                             Principal Balance           Certificate Balance
                             -----------------           -------------------

     Class 3-A1............$      27,230,310.81        $              744.09
     Class 3-A2............$      39,250,000.00        $            1,000.00
     Class 3-A3............$       5,441,592.00        $            1,000.00
     Class 3-A4............$      47,000,000.00        $            1,000.00
     Class 3-A5............$      42,472,793.44        $              996.50
     Class 3-A6............$      42,472,792.48        $              996.50
     Class 3-A7............$      57,867,420.61        $              944.37
     Class 3-A8............$       7,000,000.00        $            1,000.00
     Class 3-A9............$      34,200,000.00        $            1,000.00
     Class 3-A10...........$      43,100,000.00        $            1,000.00
     Class 3-A11...........$      29,500,000.00        $            1,000.00
     Class 3-A12...........$      21,700,000.00        $            1,000.00
     Class 3-A13...........$       8,129,778.83        $            1,031.64
     Class 3-A14...........$       4,599,722.17        $              948.58
     Class 3-A15...........$       3,183,573.00        $            1,000.00
     Class 3-PO............$         761,246.56        $              995.11
     Class 3-M.............$       5,554,474.38        $              996.50
     Class 3-B1............$       4,443,380.20        $              996.50
     Class 3-B2............$       4,443,380.20        $              996.50
     Class 3-B3............$       2,222,188.35        $              996.50
     Class 3-B4............$         666,656.50        $              996.50
     Class 3-B5............$       1,555,910.81        $              996.50
     Class 3-R.............$               0.00        $                0.00
     Class 3-S.............$     396,768,265.70        $              968.35

8.   The  following   pertains  to  any  real  estate   acquired  on  behalf  of
     Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage Loan:

     book value........................................$                0.00
     unpaid principal balance..........................$                0.00
     number of related mortgage loans..................                    0

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9.   The aggregate  number and aggregate  Principal  Balances of Mortgage  Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were:

     (a)  delinquent
          (1)  30-59 days
                      Number  11     Principal Balance $      3,224,051.94
          (2)  60-89 days
                      Number   7     Principal Balance $      2,488,856.13
          (3)  90 days or more
                      Number   0     Principal Balance $              0.00

     (b)  in foreclosure
                      Number   0     Principal Balance $              0.00

10.  The Scheduled  Principal  Balance of any Mortgage Loan replaced pursuant to
     Section 2.03(b),  and of any Modified  Mortgage Loan purchased  pursuant to
     Section 3.01(c):..................................$              0.00

11. The Certificate Interest Rates, applicable to the Interest Accrual Period relating to such Distribution Date:

          Class 3-S:...................................          0.322300%

12.  Senior Percentage for such Distribution Date: ....         95.67596400%

13.  Group I Senior Percentage for such Distribution Date:      76.22727200%

14.  Group II Senior Percentage for such Distribution Date:     19.44869200%

15.  Senior Prepayment Percentage for such Distribution Date:  100.00000000%

16.  Group I Senior Prepayment Percentage for such
     Distribution Date: ...............................        100.00000000%

17.  Group II Senior Prepayment Percentage for such
     Distribution Date: ...............................          0.00000000%

18.  Junior Percentage for such Distribution Date: ....          4.32403600%

19.  Junior Prepayment Percentage for such Distribution Date:    0.00000000%